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                                                                    EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of CFW Communications Company of our report dated February 14, 2000 relating to the financial statements of the Richmond Major Trading Area of PrimeCo Personal Communications, L.P., which appears in the current Form 8-K of CFW Communications Company dated July 10, 2000.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
August 4, 2000